UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 21, 2016

FUTUREWORLD CORP.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

FutureWorld Corp. 10901 Roosevelt Blvd, 1000c Saint Petersburg, Florida		33716
(Address of principal executive offices)		(Zip Code)

(727) 474-1816
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

FutureWorld announces today that its subsidiary, HempTech Corp, on July 19, 2016, has elected Mr. Mark S Ferguson as its VP of Finance effective August 1st, 2016.

Mark has over twenty-five years’ experience in finance, marketing and strategy roles. His background includes both fortune 500 and startup company experience. Mark‘s recent experience was as a Director of Business Development within the Telecommunications industry, where he was a key member of the management team, which led a startup company to exceed 30 million in annual sales in 7 years. Mark was also manager of strategic planning at a multi-billion dollar fortune 500 company; which operated in electric utilities, coal transportation and real estate. Mark has extensive financial planning and analysis experience in the defense, utility, telecommunications and electronics industries. Including financial management roles with Progress Telecom Inc. Florida Power Corporation and Babcock and Wilcox Naval Nuclear Fuel Division. He has held positions responsible for budgeting, product and service pricing, corporate financing, financial management and new product evaluations. Mark holds a MBA from Duke University and a B.S. in Electrical Engineering from Rensselaer Polytechnic Institute.

The FutureWorld Facebook Page (https://www.facebook.com/futureworldcorp)
The HempTech Facebook Page (https://www.facebook.com/ hemptechcorp)

The HempTech Twitter Feed (https://twitter.com/hemptechcorp)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Corp.

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated:  July 21, 2016